Exhibit 99.1


                              Hudson Highland Group

                                            Contact:    At Hudson Highland Group
                                                        Richard W. Pehlke
                                                        Executive VP & CFO
                                                        212-351-7285
                                                        At FRB | Weber Shandwick
                                                        Joe Calabrese
                                                        212-445-8434



                       HUDSON HIGHLAND GROUP REPORTS 2003
                              FIRST QUARTER RESULTS


NEW YORK, NY - May 7, 2003 - Hudson Highland Group, Inc. (NASDAQ: HHGP), a leading global professional staffing, HR consulting and executive search enterprise, today announced revenues of $259.2 million and an operating loss of $35.8 million for the first quarter ended March 31, 2003. Hudson Highland's net loss for the first quarter of 2003 was $44.0 million or $5.25 per basic and diluted share.

"We are very pleased with the completion of the spin-off from Monster Worldwide and our successful debut as a publicly traded enterprise. During the quarter much of our attention was devoted to the separation of the two companies. With that completed, we will be able to focus our attention solely on our operating business units and the marketplace," commented Jon Chait, Chairman and Chief Executive Officer of Hudson Highland Group. "While our first quarter results were in-line with our expectations, we continue to experience difficult economic conditions in many of the markets in which we operate. Some markets exhibited signs of stability but not an upturn."

                                     -more-

First Quarter Summary

o    Revenues of $259.2 million

o    Gross margin of $97.5 million or 37.6%

o Adjusted operating EDITDA loss, excluding business reorganization charges, special charges and merger and integration costs, of $21.4 million

o    Successfully launched as an independent company

o    Secured $50 million credit facility from Foothill Capital Corporation

o Opened 20 new offices and added 43 new consultants in North American operations

Mr. Chait added, "Looking ahead, we are focused on building upon the significant scale in our diversified global operations. We've invested for growth in our North American staffing operations and are committed to increasing the productivity in our operating segments. Importantly, we are moving along a path to profitability even without any improvement in our major economies."

Historical Results

Historical results for 2002 relate to the company's businesses as they were operated as a business unit of Monster Worldwide, Inc. (formerly TMP Worldwide Inc.). On a historical basis for the first quarter ended March 31, 2002, Hudson Highland reported revenues of $264.1 million and an operating loss of $15.3 million. The Company's net loss for the first quarter of 2002 was $308.0 million, or $36.94 per basic and diluted share. Net loss included a loss from cumulative effect of accounting change for the write-off of $293.0 million of impaired goodwill, excluding the accounting change net loss was $15.0 million or $1.80 per basic and diluted share.

Conference Call / Webcast

Hudson Highland Group will conduct a conference call on Thursday May 8, 2003 at 10:00 am EDT to discuss this announcement. The conference call can be accessed by dialing 1-800-616-7812 at least 5 minutes before scheduled start time. For those outside the United States, please call in on 1-212-676-5291. The conference call will also be broadcast live over the Internet and can be accessed through CCBN at www.companyboardroom.com and the investor information section of the company's website at www.hhgroup.com.

About Hudson Highland Group

Hudson Highland Group, Inc., delivers a full suite of professional staffing, recruitment, HR consulting services worldwide and executive search. Spun off from human capital solutions provider Monster Worldwide, Inc. on March 31, 2003, the company consists of three divisions: TMP/Hudson Global Resources, TMP/Hudson Human Resource Consulting and TMP/Highland Partners. The two enterprises of TMP/Hudson Global Resources and TMP/Hudson Human Resource Consulting work together to assess, recruit, develop and deploy professional staffing, project management and consulting services. TMP/Hudson Global Resources provides a wide range of midlevel search, professional staffing and consulting services. At the top end of the recruitment services spectrum, TMP/Highland Partners recruits at the CEO, COO, CIO, CFO and Board of Director level, as well as senior level operations and staff positions. With an employee base of 4,000 covering 27 countries, Hudson Highland Group is dedicated to providing unparalleled service and value to clients and consumers. More information about the company is available at www.hhgroup.com.

Safe Harbor Statement

This press release contains statements that the company believes to be "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. All statements other than statements of historical fact included in this press release, including statements regarding the company's future financial condition, results of operations, business operations and business prospects, are forward-looking statements. Words such as "anticipate," "estimate," "expect," "project," "intend," "plan," "predict," "believe" and similar words, expressions and variations of these words and expressions are intended to identify forward-looking statements. All forward-looking statements are subject to risks and uncertainties that could cause actual results to differ materially from those described in the forward-looking statements. These factors include, but are not limited to, the company's ability to manage its growth; risks associated with expansion; the company's reliance on information systems and technology; competition; fluctuations in operating results; the impact of global economic fluctuations on temporary contracting operations; the cyclical nature of the company's executive search and mid-market professional staffing businesses; risks relating to foreign operations, including foreign currency fluctuations; dependence on highly skilled professionals; the impact of employees departing with existing executive search clients; risks maintaining professional reputation and brand name; restrictions imposed by blocking arrangements; exposure to employment-related claims, legal liability and costs and limitations on insurance coverage related thereto; dependence on key management personnel; government regulations; the company's ability to successfully operate as an independent company and the level of costs associated therewith; and the company's ability to obtain financing on a stand-alone basis and restrictions on the company's operating flexibility due to the terms of its credit facility. Additional information concerning these and other factors is contained in the company's filings with the Securities and Exchange Commission. These forward-looking statements speak only as of the date of this press release. The company assumes no obligation, and expressly disclaims any obligation, to update any forward-looking statements.

                           HUDSON HIGHLAND GROUP, INC.
                 CONSOLIDATED CONDENSED STATEMENTS OF OPERATIONS
                    (in thousands, except per share amounts)
                                   (unaudited)
                                                                         Three Months Ended March 31,
                                                                         ----------------------------
                                                                            2003                2002
                                                                            ----                ----
Revenue                                                                  $ 259,189           $ 264,080

Direct costs                                                               161,657             154,756
                                                                         ---------           ---------
                 Gross margin                                               97,532             109,324

Selling, general and administrative expenses                               124,418             118,888
Business reorganization and other special expenses                           7,961                   -
Merger and integration expenses                                                975               5,740
                                                                         ---------           ---------
                 Operating loss                                            (35,822)            (15,304)

Other expenses:
   Other                                                                    (1,747)               (442)
   Interest, net                                                              (293)                 28
                                                                         ---------           ---------

Loss before provision for income taxes and accounting change               (37,862)            (15,718)

Provision (benefit) for income taxes                                         6,149                (713)
                                                                         ---------           ---------

Loss before accounting change                                              (44,011)            (15,005)
Cumulative effect of accounting change                                           -            (293,000)
                                                                         ---------           ---------

Net loss                                                                 $ (44,011)          $(308,005)
                                                                         =========           =========
Basic and diluted loss per share:
Loss before accounting change                                            $   (5.25)          $   (1.80)
                                                                         =========           =========

Net loss                                                                 $   (5.25)          $  (36.94)
                                                                         =========           =========

Weighted average shares outstanding                                          8,383               8,339
                                                                         =========           =========

                                                HUDSON HIGHLAND GROUP, INC.
                                           CONSOLIDATED CONDENSED BALANCE SHEETS
                                         (in thousands, except per share amounts)

                                                                                         March 31,          December 31,
                                                                                            2003                2002
                                       ASSETS                                           (unaudited)
Current assets:
Cash and cash equivalents                                                                 $ 40,000            $ 25,908
Trade accounts receivable, net                                                             158,467             161,831
Due from Monster Worldwide, Inc.                                                            13,530
                                                                                                                     -
Other current assets                                                                        21,716              28,177
                                                                                          --------            --------
                 Total current assets                                                      233,713             215,916
Property and equipment, net                                                                 43,116              34,106
Intangibles, net                                                                           204,688             201,937
Other assets                                                                                14,805              15,145
                                                                                          --------            --------
                                                                                          $496,322            $467,104
                                                                                          ========            ========
                        LIABILITIES AND STOCKHOLDERS' EQUITY
Liabilities:
Accounts payable                                                                           $25,287            $ 28,305
Accrued expenses and other current liabilities                                              96,948              84,669
Accrued integration and restructuring costs                                                  7,519
                                                                                                                 8,935
Accrued business reorganization costs                                                       22,569              25,845
                                                                                          --------            --------
                 Total current liabilities                                                 152,323             147,754
Other liabilities                                                                            2,318               2,776
                                                                                          --------            --------
                 Total liabilities                                                         154,641             150,530
                                                                                          --------            --------

Commitments and Contingencies

Stockholders' equity:
Preferred stock, $0.001 par value, 10,000 shares authorized; none
   issued or outstanding                                                                         -                   -
Common stock, $0.001 par value, 100,000 shares authorized; issued
   and outstanding 8,383 and 0 shares, respectively                                              8                   -
Additional paid-in capital                                                                 313,794                   -

Accumulated other comprehensive loss:
   Foreign currency translation adjustments                                                 27,879              24,660
Total divisional equity                                                                          -             291,914
                                                                                          --------            --------
                 Total stockholders' equity                                                341,681             316,574
                                                                                          --------            --------
                                                                                          $496,322            $467,104
                                                                                          ========            ========

                                        HUDSON HIGHLAND GROUP, INC.
                                             SEGMENT ANALYSIS
                                              (in thousands)
                                               (unaudited)


For the Three Months Ended March 31, 2003        Americas          Europe          Asia Pac.        Total
                                                 --------          ------          ---------        -----
Hudson revenue                                    $77,208         $84,932           $81,825       $243,965
Highland revenue                                   10,432           3,999               793         15,224
                                                  -------         -------           -------       --------
Total revenue                                     $87,640         $88,931           $82,618       $259,189
                                                  =======         =======           =======       ========

Hudson gross margin                               $17,557         $37,637           $27,456        $82,650
Highland gross margin                              10,432           3,699               751         14,882
                                                  -------         -------           -------       --------
Total gross margin                                $27,989         $41,336           $28,207        $97,532
                                                  =======         =======           =======       ========


For the Three Months Ended March 31, 2002

Hudson revenue                                    $81,179         $84,821           $80,322       $246,322
Highland revenue                                   11,513           5,300               945         17,758
                                                  -------         -------           -------       --------
Total revenue                                     $92,692         $90,121           $81,267       $264,080
                                                  =======         =======           =======       ========

Hudson gross margin                               $21,089         $41,219           $29,258      $  91,566
Highland gross margin                              11,513           5,300               945         17,758
                                                  -------         -------           -------       --------
Total gross margin                                $32,602         $46,519           $30,203       $109,324
                                                  =======         =======           =======       ========


                                        HUDSON HIGHLAND GROUP, INC.
                                        SCHEDULE OF ADJUSTED EBITDA
                                              (in thousands)
                                               (unaudited)

                                                                                          Three months ended
                                                                     March 31, 2003        December 31, 2002       March 31, 2002

 Operating income (loss)                                                 $(35,822)               $(43,752)             $(15,304)

       Business reorganization, merger and integration charges              8,936                  19,727                 5,740
       Depreciation and amortization                                        5,485                   3,225                 4,064
                                                                         --------                --------             ---------
 Adjusted EBITDA (1)                                                     $(21,401)               $(20,800)            $  (5,500)
                                                                         ========                ========             =========

(1) Non-GAAP earnings before interest, income taxes, special charges and depreciation and amortization ("Adjusted EBITDA"), is presented to provide additional information about the Company's ability to meet its future debt service, capital expenditures and working capital requirements and is one of the measures that determines its ability to borrow under its credit facility. Adjusted EBITDA should not be considered in isolation or as a substitute for operating income, cash flows from operating activities and other income or cash flow statement data prepared in accordance with generally accepted accounting principles or as a measure of the Company's profitability or liquidity. Furthermore, adjusted EBITDA as presented above may not be comparable with similarly titled measures reported by other companies.